Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

SECOND QUARTER 2012

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

August 1, 2012

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2011			2012
2012	2011			2Q	3Q	4Q	1Q	2Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,000	1,205	-17%	U.S. Retirement Solutions and Investment Management Division	605	42	668	698	302
181	321	-44%	U.S. Individual Life and Group Insurance Division	184	173	193	74	107
1,287	1,128	14%	International Insurance Division	500	660	595	606	681
(624)	(506)	-23%	Corporate and other operations	(237)	(347)	(286)	(363)	(261)

1,844	2,148	-14%	Total pre-tax adjusted operating income	1,052	528	1,170	1,015	829
476	575	-17%	Income taxes, applicable to adjusted operating income	279	110	309	274	202

1,368	1,573	-13%	Financial Services Businesses after-tax adjusted operating income	773	418	861	741	627

			Reconciling items:
192	(374)	151%	Realized investment gains (losses), net, and related charges and adjustments	1	1,817	(596)	(1,838)	2,030
238	160	49%	Investment gains on trading account assets supporting insurance liabilities, net	177	10	53	234	4
(192)	(144)	-33%	Change in experience-rated contractholder liabilities due to asset value changes	(178)	68	(47)	(246)	54
10	(9)	211%	Divested businesses	—	24	39	1	9
13	(114)	111%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	19	(87)	12	5	8

261	(481)	154%	Total reconciling items, before income taxes	19	1,832	(539)	(1,844)	2,105
416	(136)	406%	Income taxes, not applicable to adjusted operating income	10	736	(187)	(112)	528

(155)	(345)	55%	Total reconciling items, after income taxes	9	1,096	(352)	(1,732)	1,577

1,213	1,228	-1%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	782	1,514	509	(991)	2,204
(13)	60	-122%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(19)	57	(7)	(4)	(9)

1,200	1,288	-7%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	763	1,571	502	(995)	2,195
26	54	-52%	Earnings attributable to noncontrolling interests	29	10	8	11	15

1,226	1,342	-9%	Income from continuing operations (after-tax) of Financial Services Businesses	792	1,581	510	(984)	2,210
15	30	-50%	Income (loss) from discontinued operations, net of taxes	16	(9)	14	7	8

1,241	1,372	-10%	Net income (loss) of Financial Services Businesses	808	1,572	524	(977)	2,218
26	54	-52%	Less: Income attributable to noncontrolling interests	29	10	8	11	15

1,215	1,318	-8%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	779	1,562	516	(988)	2,203

10.1%	12.1%		Operating Return on Average Equity (based on adjusted operating income)	11.7%	6.2%	12.4%	11.1%	9.3%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
1,215	1,318		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	779	1,562	516	(988)	2,203
16	32		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	10	32	82	21	(5)

1,231	1,350		Consolidated net income (loss) attributable to Prudential Financial, Inc.	789	1,594	598	(967)	2,198

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		Earnings per share of Common Stock (diluted) (1):
2.90	3.19	Financial Services Businesses after-tax adjusted operating income	1.57	0.87	1.79	1.56	1.34

		Reconciling items:
0.40	(0.76)	Realized investment gains (losses), net, and related charges and adjustments	—	3.71	(1.25)	(3.85)	4.29
0.50	0.32	Investment gains on trading account assets supporting insurance liabilities, net	0.36	0.02	0.11	0.49	0.01
(0.40)	(0.29)	Change in experience-rated contractholder liabilities due to asset value changes	(0.36)	0.14	(0.10)	(0.52)	0.11
0.02	(0.02)	Divested businesses	—	0.05	0.08	—	0.02
—	0.01	Difference in earnings allocated to participating unvested share-based payment awards	—	(0.03)	—	0.02	(0.03)

0.52	(0.74)	Total reconciling items, before income taxes	—	3.89	(1.16)	(3.86)	4.40
0.87	(0.17)	Income taxes, not applicable to adjusted operating income	0.02	1.57	(0.41)	(0.20)	1.12

(0.35)	(0.57)	Total reconciling items, after income taxes	(0.02)	2.32	(0.75)	(3.66)	3.28

2.55	2.62	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.55	3.19	1.04	(2.10)	4.62
0.03	0.06	Income (loss) from discontinued operations, net of taxes	0.03	(0.01)	0.03	0.01	0.02

2.58	2.68	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.58	3.18	1.07	(2.09)	4.64

467.7	485.4	Weighted average number of outstanding Common shares (basic)	486.0	481.2	469.2	469.2	466.1
475.5	494.4	Weighted average number of outstanding Common shares (diluted)	494.8	489.3	477.0	477.5	473.5

16	17	Direct equity adjustments for earnings per share calculation	8	8	(1)	8	8
9	9	Earnings related to interest, net of tax, on exchangeable surplus notes	5	4	4	4	5

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
14	21	Financial Services Businesses after-tax adjusted operating income	10	6	11	8	6
12	18	Income from continuing operations (after-tax) of Financial Services Businesses	11	20	9	—	20

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended March 31, 2012 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,152	2,899	2,336	3,655	3,226
		Long-term debt	21,309	20,651	21,353	21,110	21,030
		Junior Subordinated Long-Term Debt	1,519	1,519	1,519	1,519	1,519

		Attributed Equity:
		Including accumulated other comprehensive income	30,754	32,901	32,817	33,509	36,559
		Excluding total accumulated other comprehensive income	27,052	27,916	27,567	26,436	28,460

		Total Capitalization:
		Including accumulated other comprehensive income	53,582	55,071	55,689	56,138	59,108
		Excluding total accumulated other comprehensive income	49,880	50,086	50,439	49,065	51,009

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	62.28	68.77	69.07	70.80	78.07
		Excluding total accumulated other comprehensive income	54.78	58.35	58.02	55.85	60.77

		Number of diluted shares at end of period (2)	493.8	478.4	475.1	473.3	468.3

		Common Stock Price Range (based on closing price):
64.65	67.32	High	64.62	65.26	57.32	64.65	64.50
44.74	57.77	Low	57.77	43.93	43.91	51.30	44.74
48.43	63.59	Close	63.59	46.86	50.12	63.39	48.43

		Common Stock market capitalization (1)	30,912	22,113	23,456	29,667	22,472

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

OPERATIONS HIGHLIGHTS

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	256.2	258.8	269.1	283.2	286.4
		Retail customers	109.3	110.1	117.9	123.6	130.2
		General account	218.0	230.5	232.1	230.0	233.6

		Total Investment Management and Advisory Services	583.5	599.4	619.1	636.8	650.2
		Non-proprietary assets under management	167.3	136.1	152.2	176.8	176.2

		Total managed by U.S. Retirement Solutions and Investment Management Division	750.8	735.5	771.3	813.6	826.4
		Managed by U.S. Individual Life and Group Insurance Division	13.5	13.6	13.8	14.8	13.6
		Managed by International Insurance Division	118.9	122.2	115.6	114.5	121.1

		Total assets under management	883.2	871.3	900.7	942.9	961.1
		Client assets under administration	89.4	82.6	85.7	89.2	87.1

		Total assets under management and administration	972.6	953.9	986.4	1,032.1	1,048.2

		Assets managed or administered for customers outside of the United States at end of period	208.3	213.2	208.9	214.6	223.0

		Distribution Representatives (1):
		Prudential Agents	2,551	2,571	2,529	2,603	2,607
		International Life Planners	6,568	6,699	6,792	6,819	6,806
		Gibraltar Life Consultants	13,353	12,936	12,791	12,219	12,031

50	50	Prudential Agent productivity ($ thousands)	50	52	64	45	54

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2011			2012
2012	2011			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
12,912	10,314	25%	Premiums	5,497	5,413	5,645	6,100	6,812
2,163	2,020	7%	Policy charges and fee income	1,038	979	1,033	1,078	1,085
5,094	4,829	5%	Net investment income	2,525	2,536	2,552	2,532	2,562
1,887	2,083	-9%	Asset management fees, commissions and other income	1,039	956	1,038	941	946

22,056	19,246	15%	Total revenues	10,099	9,884	10,268	10,651	11,405

			Benefits and Expenses (1):
12,142	9,804	24%	Insurance and annuity benefits	5,160	5,419	5,047	5,614	6,528
1,919	1,763	9%	Interest credited to policyholders’ account balances	934	1,040	953	948	971
620	569	9%	Interest expense	290	296	299	308	312
(1,745)	(1,511)	-15%	Deferral of acquisition costs	(768)	(788)	(770)	(824)	(921)
928	786	18%	Amortization of acquisition costs	426	411	381	412	516
6,348	5,687	12%	General and administrative expenses	3,005	2,978	3,188	3,178	3,170

20,212	17,098	18%	Total benefits and expenses	9,047	9,356	9,098	9,636	10,576

1,844	2,148	-14%	Adjusted operating income before income taxes	1,052	528	1,170	1,015	829

			Reconciling items:
342	(210)	263%	Realized investment gains (losses), net, and related adjustments	155	3,385	(672)	(2,716)	3,058
(150)	(164)	9%	Related charges	(154)	(1,568)	76	878	(1,028)

192	(374)	151%	Total realized investment gains (losses), net, and related charges and adjustments	1	1,817	(596)	(1,838)	2,030

238	160	49%	Investment gains on trading account assets supporting insurance liabilities, net	177	10	53	234	4
(192)	(144)	-33%	Change in experience-rated contractholder liabilities due to asset value changes	(178)	68	(47)	(246)	54
10	(9)	211%	Divested businesses	—	24	39	1	9
13	(114)	111%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	19	(87)	12	5	8

261	(481)	154%	Total reconciling items, before income taxes	19	1,832	(539)	(1,844)	2,105

2,105	1,667	26%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	1,071	2,360	631	(829)	2,934
892	439	103%	Income tax expense	289	846	122	162	730

1,213	1,228	-1%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	782	1,514	509	(991)	2,204

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	06/30/2011	09/30/2011	12/31/2011	03/31/2012	06/30/2012

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $186,022; $195,462; $197,784; $195,582; $202,699)	192,902	205,102	208,132	208,419	217,232
Fixed maturities, held to maturity, at amortized cost (fair value $5,342; $5,484; $5,354; $5,006; $5,041)	5,091	5,195	5,107	4,775	4,771
Trading account assets supporting insurance liabilities, at fair value	18,563	19,535	19,481	19,679	19,729
Other trading account assets, at fair value	3,616	6,237	5,228	4,860	5,349
Equity securities, available for sale, at fair value (cost $5,517; $4,280; $4,165; $4,041; $4,188)	6,022	4,561	4,413	4,629	4,651
Commercial mortgage and other loans	24,712	25,315	26,391	26,205	26,643
Policy loans	6,046	6,176	6,263	6,191	6,291
Other long-term investments	6,239	5,919	5,830	5,517	5,655
Short-term investments	6,497	6,764	8,593	7,196	8,253

Total investments	269,688	284,804	289,438	287,471	298,574
Cash and cash equivalents	13,234	14,734	13,201	12,980	13,390
Accrued investment income	2,111	2,147	2,177	2,147	2,180
Deferred policy acquisition costs	12,500	11,658	12,056	13,008	12,612
Other assets	20,651	16,626	15,748	15,641	14,964
Separate account assets	222,892	207,366	218,380	236,567	235,268

Total assets	541,076	537,335	551,000	567,814	576,988

Liabilities:
Future policy benefits	108,959	118,179	119,248	116,721	123,555
Policyholders’ account balances	125,501	129,074	129,074	128,038	128,423
Securities sold under agreements to repurchase	2,830	2,555	3,118	3,806	4,656
Cash collateral for loaned securities	2,415	2,334	2,254	2,226	2,247
Income taxes	5,541	7,308	6,993	8,094	9,073
Senior short-term debt	2,152	2,899	2,336	3,655	3,226
Senior long-term debt	21,309	20,651	21,353	21,110	21,030
Junior subordinated long-term debt	1,519	1,519	1,519	1,519	1,519
Other liabilities	16,611	11,894	13,320	11,973	10,823
Separate account liabilities	222,892	207,366	218,380	236,567	235,268

Total liabilities	509,729	503,779	517,595	533,709	539,820

Attributed Equity:
Accumulated other comprehensive income	3,702	4,985	5,250	7,073	8,099
Other attributed equity	27,052	27,916	27,567	26,436	28,460

Total attributed equity	30,754	32,901	32,817	33,509	36,559

Noncontrolling Interest	593	655	588	596	609

Total Equity	31,347	33,556	33,405	34,105	37,168

Total liabilities and equity	541,076	537,335	551,000	567,814	576,988

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended June 30, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	6,812	248	1,407	5,164	(7)
Policy charges and fee income	1,085	556	389	150	(10)
Net investment income	2,562	985	437	1,035	105
Asset management fees, commissions and other income	946	904	119	82	(159)

Total revenues	11,405	2,693	2,352	6,431	(71)

Benefits and Expenses (1):
Insurance and annuity benefits	6,528	611	1,576	4,303	38
Interest credited to policyholders’ account balances	971	568	139	270	(6)
Interest expense	312	39	81	(1)	193
Deferral of acquisition costs	(921)	(288)	(112)	(542)	21
Amortization of acquisition costs	516	168	81	284	(17)
General and administrative expenses	3,170	1,293	480	1,436	(39)

Total benefits and expenses	10,576	2,391	2,245	5,750	190

Adjusted operating income (loss) before income taxes	829	302	107	681	(261)

	Quarter Ended June 30, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,497	244	1,361	3,903	(11)
Policy charges and fee income	1,038	520	384	143	(9)
Net investment income	2,525	1,034	418	961	112
Asset management fees, commissions and other income	1,039	1,039	86	41	(127)

Total revenues	10,099	2,837	2,249	5,048	(35)

Benefits and Expenses (1):
Insurance and annuity benefits	5,160	530	1,453	3,170	7
Interest credited to policyholders’ account balances	934	563	130	249	(8)
Interest expense	290	35	48	1	206
Deferral of acquisition costs	(768)	(249)	(92)	(446)	19
Amortization of acquisition costs	426	141	82	219	(16)
General and administrative expenses	3,005	1,212	444	1,355	(6)

Total benefits and expenses	9,047	2,232	2,065	4,548	202

Adjusted operating income (loss) before income taxes	1,052	605	184	500	(237)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Six Months Ended June 30, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	12,912	364	2,796	9,769	(17)
Policy charges and fee income	2,163	1,100	780	302	(19)
Net investment income	5,094	1,981	869	2,058	186
Asset management fees, commissions and other income	1,887	1,852	230	151	(346)

Total revenues	22,056	5,297	4,675	12,280	(196)

Benefits and Expenses (1):
Insurance and annuity benefits	12,142	862	3,179	8,055	46
Interest credited to policyholders’ account balances	1,919	1,112	272	548	(13)
Interest expense	620	74	158	—	388
Deferral of acquisition costs	(1,745)	(553)	(218)	(1,012)	38
Amortization of acquisition costs	928	265	145	544	(26)
General and administrative expenses	6,348	2,537	958	2,858	(5)

Total benefits and expenses	20,212	4,297	4,494	10,993	428

Adjusted operating income (loss) before income taxes	1,844	1,000	181	1,287	(624)

	Six Months Ended June 30, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	10,314	455	2,721	7,159	(21)
Policy charges and fee income	2,020	1,012	769	256	(17)
Net investment income	4,829	2,078	825	1,726	200
Asset management fees, commissions and other income	2,083	1,944	165	228	(254)

Total revenues	19,246	5,489	4,480	9,369	(92)

Benefits and Expenses (1):
Insurance and annuity benefits	9,804	956	2,963	5,876	9
Interest credited to policyholders’ account balances	1,763	1,113	258	410	(18)
Interest expense	569	69	93	1	406
Deferral of acquisition costs	(1,511)	(610)	(176)	(767)	42
Amortization of acquisition costs	786	255	155	405	(29)
General and administrative expenses	5,687	2,501	866	2,316	4

Total benefits and expenses	17,098	4,284	4,159	8,241	414

Adjusted operating income (loss) before income taxes	2,148	1,205	321	1,128	(506)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of June 30, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	298,574	96,783	38,508	156,902	6,381
Deferred policy acquisition costs	12,612	2,822	3,625	6,407	(242)
Other assets	30,534	9,499	5,144	12,631	3,260
Separate account assets	235,268	199,685	36,617	1,286	(2,320)

Total assets	576,988	308,789	83,894	177,226	7,079

Liabilities:
Future policy benefits	123,555	20,836	11,806	90,518	395
Policyholders’ account balances	128,423	56,822	17,522	54,583	(504)
Debt	25,775	5,644	7,388	58	12,685
Other liabilities	26,799	9,021	4,955	11,924	899
Separate account liabilities	235,268	199,685	36,617	1,286	(2,320)

Total liabilities	539,820	292,008	78,288	158,369	11,155

Attributed Equity:
Accumulated other comprehensive income (loss)	8,099	2,244	1,782	5,367	(1,294)
Other attributed equity	28,460	13,956	3,824	13,453	(2,773)

Total attributed equity	36,559	16,200	5,606	18,820	(4,067)

Noncontrolling Interest	609	581	—	37	(9)

Total Equity	37,168	16,781	5,606	18,857	(4,076)

Total liabilities and equity	576,988	308,789	83,894	177,226	7,079

	As of December 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	289,438	97,005	36,164	148,946	7,323
Deferred policy acquisition costs	12,056	2,587	3,563	6,141	(235)
Other assets	31,126	9,271	4,652	12,756	4,447
Separate account assets	218,380	183,785	35,665	1,118	(2,188)

Total assets	551,000	292,648	80,044	168,961	9,347

Liabilities:
Future policy benefits	119,248	20,451	11,194	87,199	404
Policyholders’ account balances	129,074	57,878	16,816	54,908	(528)
Debt	25,208	4,704	7,045	18	13,441
Other liabilities	25,685	10,379	3,944	10,280	1,082
Separate account liabilities	218,380	183,785	35,665	1,118	(2,188)

Total liabilities	517,595	277,197	74,664	153,523	12,211

Attributed Equity:
Accumulated other comprehensive income (loss)	5,250	2,072	1,550	3,089	(1,461)
Other attributed equity	27,567	12,754	3,830	12,298	(1,315)

Total attributed equity	32,817	14,826	5,380	15,387	(2,776)

Noncontrolling Interest	588	625	—	51	(88)

Total Equity	33,405	15,451	5,380	15,438	(2,864)

Total liabilities and equity	551,000	292,648	80,044	168,961	9,347

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of June 30, 2012				As of December 31, 2011
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	667	9,099	1,519	11,285	450	9,255	1,519	11,224
Investment related	1,707	7,563	—	9,270	926	7,971	—	8,897
Securities business related	666	564	—	1,230	857	661	—	1,518
Specified other businesses	186	3,804	—	3,990	103	3,466	—	3,569
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	3,226	21,030	1,519	25,775	2,336	21,353	1,519	25,208

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	—	1,750	—	1,750

	As of June 30, 2012				As of December 31, 2011
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	9,757	1,041	487	11,285	9,662	1,040	522	11,224
Investment related	5,116	938	3,216	9,270	4,970	710	3,217	8,897
Securities business related	1,020	136	74	1,230	1,086	422	10	1,518
Specified other businesses	2,279	1,711	—	3,990	2,834	735	—	3,569
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	18,172	3,826	3,777	25,775	18,552	2,907	3,749	25,208

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $940 million of Surplus Notes for June 30, 2012 and December 31, 2011 respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2011			2012
2012	2011			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
364	455	-20%	Premiums	244	189	257	116	248
1,100	1,012	9%	Policy charges and fee income	520	519	512	544	556
1,981	2,078	-5%	Net investment income	1,034	999	1,010	996	985
1,852	1,944	-5%	Asset management fees, commissions and other income	1,039	882	963	948	904

5,297	5,489	-3%	Total revenues	2,837	2,589	2,742	2,604	2,693

			Benefits and Expenses (1):
862	956	-10%	Insurance and annuity benefits	530	698	416	251	611
1,112	1,113	0%	Interest credited to policyholders’ account balances	563	623	549	544	568
74	69	7%	Interest expense	35	35	35	35	39
(553)	(610)	9%	Deferral of acquisition costs	(249)	(243)	(240)	(265)	(288)
265	255	4%	Amortization of acquisition costs	141	249	98	97	168
2,537	2,501	1%	General and administrative expenses	1,212	1,185	1,216	1,244	1,293

4,297	4,284	0%	Total benefits and expenses	2,232	2,547	2,074	1,906	2,391

1,000	1,205	-17%	Adjusted operating income before income taxes	605	42	668	698	302

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Six Months Ended June 30, 2012				Quarter Ended June 30, 2012
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	364	54	310	—	248	27	221	—
Policy charges and fee income	1,100	1,000	100	—	556	506	50	—
Net investment income	1,981	388	1,556	37	985	191	777	17
Asset management fees, commissions and other income	1,852	484	383	985	904	244	194	466

Total revenues	5,297	1,926	2,349	1,022	2,693	968	1,242	483

Benefits and Expenses (1):
Insurance and annuity benefits	862	133	729	—	611	178	433	—
Interest credited to policyholders’ account balances	1,112	259	853	—	568	142	426	—
Interest expense	74	56	10	8	39	28	6	5
Deferral of acquisition costs	(553)	(528)	(12)	(13)	(288)	(274)	(8)	(6)
Amortization of acquisition costs	265	243	10	12	168	157	5	6
General and administrative expenses	2,537	1,235	456	846	1,293	630	233	430

Total benefits and expenses	4,297	1,398	2,046	853	2,391	861	1,095	435

Adjusted operating income before income taxes	1,000	528	303	169	302	107	147	48

	Six Months Ended June 30, 2011				Quarter Ended June 30, 2011
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	455	70	385	—	244	31	213	—
Policy charges and fee income	1,012	918	94	—	520	475	45	—
Net investment income	2,078	398	1,610	70	1,034	197	805	32
Asset management fees, commissions and other income	1,944	445	365	1,134	1,039	230	185	624

Total revenues	5,489	1,831	2,454	1,204	2,837	933	1,248	656

Benefits and Expenses (1):
Insurance and annuity benefits	956	170	786	—	530	110	420	—
Interest credited to policyholders’ account balances	1,113	272	841	—	563	136	427	—
Interest expense	69	55	7	7	35	28	3	4
Deferral of acquisition costs	(610)	(580)	(17)	(13)	(249)	(235)	(8)	(6)
Amortization of acquisition costs	255	214	29	12	141	131	4	6
General and administrative expenses	2,501	1,219	465	817	1,212	556	231	425

Total benefits and expenses	4,284	1,350	2,111	823	2,232	726	1,077	429

Adjusted operating income before income taxes	1,205	481	343	381	605	207	171	227

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
109,743	102,348	Beginning total account value	109,969	112,202	102,879	109,743	120,276
10,287	11,346	Sales	4,531	4,472	4,406	4,943	5,344
(3,302)	(3,900)	Surrenders and withdrawals	(1,933)	(1,623)	(1,526)	(1,676)	(1,626)

6,985	7,446	Net sales	2,598	2,849	2,880	3,267	3,718
(573)	(544)	Benefit payments	(290)	(272)	(276)	(285)	(288)

6,412	6,902	Net flows	2,308	2,577	2,604	2,982	3,430
5,429	4,045	Change in market value, interest credited, and other	493	(11,330)	4,835	8,171	(2,742)
(1,258)	(1,093)	Policy charges	(568)	(570)	(575)	(620)	(638)

120,326	112,202	Ending total account value	112,202	102,879	109,743	120,276	120,326

		Fixed Annuities:
3,792	3,837	Beginning total account value	3,841	3,825	3,810	3,792	3,778
30	38	Sales	20	15	16	16	14
(77)	(93)	Surrenders and withdrawals	(45)	(46)	(44)	(43)	(34)

(47)	(55)	Net redemptions	(25)	(31)	(28)	(27)	(20)
(145)	(132)	Benefit payments	(65)	(67)	(77)	(83)	(62)

(192)	(187)	Net flows	(90)	(98)	(105)	(110)	(82)
169	176	Interest credited and other	74	83	87	96	73
(1)	(1)	Policy charges	—	—	—	—	(1)

3,768	3,825	Ending total account value	3,825	3,810	3,792	3,778	3,768

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
1,563	1,755	Insurance Agents	758	736	732	764	799
2,532	2,343	Wirehouses	929	1,040	1,180	1,233	1,299
4,441	5,396	Independent Financial Planners	2,057	1,922	1,822	2,103	2,338
1,781	1,890	Bank Distribution	807	789	688	859	922

10,317	11,384	Total	4,551	4,487	4,422	4,959	5,358

(1)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
12,830	13,223	Beginning balance	12,621	12,185	12,971	12,830	12,277
1,210	912	Premiums and deposits	391	489	505	548	662
(531)	(640)	Surrenders and withdrawals	(294)	(295)	(179)	(278)	(253)

679	272	Net sales	97	194	326	270	409
(185)	(173)	Benefit payments	(85)	(82)	(92)	(101)	(84)

494	99	Net flows	12	112	234	169	325
207	206	Interest credited and other	100	102	104	96	111
(1,175)	(1,342)	Net transfers (to) from separate account	(548)	572	(479)	(818)	(357)
(1)	(1)	Policy charges	—	—	—	—	(1)

12,355	12,185	Ending balance	12,185	12,971	12,830	12,277	12,355

		Account Values in Separate Account:
100,705	92,962	Beginning balance	101,189	103,842	93,718	100,705	111,777
9,107	10,472	Premiums and deposits	4,160	3,998	3,917	4,411	4,696
(2,848)	(3,353)	Surrenders and withdrawals	(1,684)	(1,374)	(1,391)	(1,441)	(1,407)

6,259	7,119	Net sales	2,476	2,624	2,526	2,970	3,289
(533)	(503)	Benefit payments	(270)	(257)	(261)	(267)	(266)

5,726	6,616	Net flows	2,206	2,367	2,265	2,703	3,023
5,391	4,015	Change in market value, interest credited and other	467	(11,349)	4,818	8,171	(2,780)
1,175	1,342	Net transfers (to) from general account	548	(572)	479	818	357
(1,258)	(1,093)	Policy charges	(568)	(570)	(575)	(620)	(638)

111,739	103,842	Ending balance	103,842	93,718	100,705	111,777	111,739

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2011			2012
	2Q	3Q	4Q	1Q	2Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	9,667	8,844	8,771	8,724	8,368
Guaranteed minimum withdrawal benefits	1,215	1,018	1,031	1,066	984
Guaranteed minimum income benefits	4,261	3,580	3,685	3,874	3,603
Guaranteed minimum withdrawal & income benefits	70,349	66,080	72,154	81,156	83,110

Total	85,492	79,522	85,641	94,820	96,065

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	68,273	64,769	70,341	78,622	80,811
Account Values without Auto-Rebalancing Feature	17,219	14,753	15,300	16,198	15,254

Total	85,492	79,522	85,641	94,820	96,065

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,438	4,996	4,238	2,650	3,938
Net Amount at Risk without Auto-Rebalancing Feature	1,622	2,934	2,361	1,652	2,008

Total	3,060	7,930	6,599	4,302	5,946

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2011			2012
	2Q	3Q	4Q	1Q	2Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	78,748	72,971	78,334	86,442	87,311
Net amount at risk	918	3,238	2,083	963	1,390
Minimum return, anniversary contract value, or maximum contract value:
Account value	30,191	27,022	28,414	30,685	30,037
Net amount at risk	3,958	6,751	5,699	4,173	4,975

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	68,273	64,769	70,341	78,622	80,811
Account Values without Auto-Rebalancing Feature	40,666	35,224	36,407	38,505	36,537

Total	108,939	99,993	106,748	117,127	117,348

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	591	3,042	2,154	995	1,596
Net Amount at Risk without Auto-Rebalancing Feature	4,285	6,947	5,628	4,141	4,769

Total	4,876	9,989	7,782	5,136	6,365

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
139,430	141,313	Beginning total account value	145,977	146,580	134,198	139,430	145,991
9,009	8,976	Deposits and sales	4,128	3,966	3,879	4,646	4,363
(10,774)	(9,141)	Withdrawals and benefits	(4,214)	(4,126)	(5,893)	(7,103)	(3,671)
4,740	5,432	Change in market value, interest credited, interest income and other activity (1)	689	(12,222)	7,246	9,018	(4,278)

142,405	146,580	Ending total account value	146,580	134,198	139,430	145,991	142,405

(1,765)	(165)	Net additions (withdrawals)	(86)	(160)	(2,014)	(2,457)	692

		Stable value account values included above	39,828	40,889	41,142	41,169	41,634

		Institutional Investment Products:
90,089	64,183	Beginning total account value	68,892	74,131	80,513	90,089	93,853
12,856	11,377	Additions	5,592	5,571	10,825	4,399	8,457
(4,370)	(2,565)	Withdrawals and benefits (2)	(1,437)	(1,501)	(2,084)	(1,538)	(2,832)
2,490	1,672	Change in market value, interest credited and interest income	1,190	2,176	733	928	1,562
1,378	(536)	Other (3)	(106)	136	102	(25)	1,403

102,443	74,131	Ending total account value	74,131	80,513	90,089	93,853	102,443

8,486	8,812	Net additions	4,155	4,070	8,741	2,861	5,625

(1)	Includes $(1.4) billion for the three and six months ended June 30, 2012 representing the divestiture of bank deposits previously held by Prudential Bank & Trust, as a result of the company’s decision to limit its operations to trust services. Also includes $469 million for the three months ended December 31, 2011, representing the addition of Prudential’s Non-Qualified pension plan transferred from a third party administrator.
(2)	Includes $(18) million, $(16) million, $(10) million, $(7) million and $(893) million for the three months ended June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012, and June 30, 2012 respectively, and $(900) million and $(52) million for the six months ended June 30, 2012 and 2011, respectively, representing transfers of client balances managed by Prudential to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	“Other” activity includes transfers to the Asset Management segment of $(131) million and $(13) million for the three months ended June 30, 2012 and 2011, respectively, and $(131) million and $(415) million for the six months ended June 30, 2012 and 2011, respectively. “Other” activity also includes $18 million, $16 million, $10 million, $7 million and $893 million for the three months ended June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012, and June 30, 2012 respectively, and $900 million and $52 million for the six months ended June 30, 2012 and 2011, respectively, related to transfers discussed above in note 2. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2011			2012
2012	2011	Change		2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
775	724	7%	Asset management fees	368	367	376	386	389
4	206	-98%	Other related revenues	149	35	98	30	(26)
243	274	-11%	Service, distribution and other revenues	139	111	120	123	120

1,022	1,204	-15%	Total Asset Management segment revenues	656	513	594	539	483

			Analysis of asset management fees by source:
373	352	6%	Institutional customers	178	178	184	187	186
233	212	10%	Retail customers	108	107	107	115	118
169	160	6%	General account	82	82	85	84	85

775	724	7%	Total asset management fees	368	367	376	386	389

Supplementary Assets Under Management Information (in billions):
	June 30, 2012
	Equity	Fixed Income	Real Estate	Total
Institutional customers	45.8	210.5	30.1	286.4
Retail customers	79.9	49.0	1.3	130.2
General account	4.4	227.7	1.5	233.6

Total	130.1	487.2	32.9	650.2

	June 30, 2011
	Equity	Fixed Income	Real Estate	Total
Institutional customers	51.1	178.5	26.6	256.2
Retail customers	78.6	29.1	1.6	109.3
General account	4.3	212.4	1.3	218.0

Total	134.0	420.0	29.5	583.5

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
231.5	197.6	Beginning assets under management	209.2	218.9	221.6	231.5	244.6
24.8	23.2	Additions	10.8	10.6	14.2	13.9	10.9
(19.4)	(12.3)	Withdrawals	(5.8)	(8.5)	(10.5)	(8.5)	(10.9)
11.4	10.1	Change in market value	4.7	0.8	5.9	7.6	3.8
0.2	(0.1)	Net money market flows	—	(0.2)	0.3	0.1	0.1
0.1	0.4	Other (1)	—	—	—	—	0.1

248.6	218.9	Ending assets under management	218.9	221.6	231.5	244.6	248.6
37.8	37.3	Affiliated institutional assets under management	37.3	37.2	37.6	38.6	37.8

286.4	256.2	Total assets managed for institutional customers at end of period	256.2	258.8	269.1	283.2	286.4

5.4	10.9	Net institutional additions, excluding money market activity	5.0	2.1	3.7	5.4	—

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
64.2	61.6	Beginning assets under management	66.2	66.8	58.9	64.2	75.0
17.7	11.1	Additions	5.0	6.2	6.6	8.7	9.0
(10.7)	(9.3)	Withdrawals	(5.2)	(5.7)	(5.4)	(5.5)	(5.2)
4.2	3.8	Change in market value	0.8	(8.4)	4.1	7.6	(3.4)
—	—	Net money market flows	—	—	—	—	—
—	(0.4)	Other (2)	—	—	—	—	—

75.4	66.8	Ending assets under management	66.8	58.9	64.2	75.0	75.4
54.8	42.5	Affiliated retail assets under management	42.5	51.2	53.7	48.6	54.8

130.2	109.3	Total assets managed for retail customers at end of period	109.3	110.1	117.9	123.6	130.2

7.0	1.8	Net retail additions (withdrawals), excluding money market activity	(0.2)	0.5	1.2	3.2	3.8

(1)	“Other” activity represents transfers from the Retirement Segment as a result of changes in client contract form.
(2)	Amounts for the six months ended June 2011 represent a reclassification of certain fund balances to affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2011			2012
2012	2011			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,796	2,721	3%	Premiums	1,361	1,382	1,375	1,389	1,407
780	769	1%	Policy charges and fee income	384	319	384	391	389
869	825	5%	Net investment income	418	421	418	432	437
230	165	39%	Asset management fees, commissions and other income	86	81	108	111	119

4,675	4,480	4%	Total revenues	2,249	2,203	2,285	2,323	2,352

			Benefits and Expenses (1):
3,179	2,963	7%	Insurance and annuity benefits	1,453	1,538	1,468	1,603	1,576
272	258	5%	Interest credited to policyholders’ account balances	130	134	135	133	139
158	93	70%	Interest expense	48	48	73	77	81
(218)	(176)	-24%	Deferral of acquisition costs	(92)	(94)	(97)	(106)	(112)
145	155	-6%	Amortization of acquisition costs	82	(50)	53	64	81
958	866	11%	General and administrative expenses	444	454	460	478	480

4,494	4,159	8%	Total benefits and expenses	2,065	2,030	2,092	2,249	2,245

181	321	-44%	Adjusted operating income before income taxes	184	173	193	74	107

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2012			Quarter Ended June 30, 2012
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,796	358	2,438	1,407	183	1,224
Policy charges and fee income	780	540	240	389	275	114
Net investment income	869	510	359	437	256	181
Asset management fees, commissions and other income	230	171	59	119	89	30

Total revenues	4,675	1,579	3,096	2,352	803	1,549

Benefits and Expenses (1):
Insurance and annuity benefits	3,179	644	2,535	1,576	350	1,226
Interest credited to policyholders’ account balances	272	158	114	139	81	58
Interest expense	158	155	3	81	78	3
Deferral of acquisition costs	(218)	(189)	(29)	(112)	(100)	(12)
Amortization of acquisition costs	145	132	13	81	76	5
General and administrative expenses	958	506	452	480	257	223

Total benefits and expenses	4,494	1,406	3,088	2,245	742	1,503

Adjusted operating income before income taxes	181	173	8	107	61	46

	Six Months Ended June 30, 2011			Quarter Ended June 30, 2011
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,721	355	2,366	1,361	183	1,178
Policy charges and fee income	769	538	231	384	274	110
Net investment income	825	481	344	418	245	173
Asset management fees, commissions and other income	165	114	51	86	61	25

Total revenues	4,480	1,488	2,992	2,249	763	1,486

Benefits and Expenses (1):
Insurance and annuity benefits	2,963	565	2,398	1,453	268	1,185
Interest credited to policyholders’ account balances	258	145	113	130	74	56
Interest expense	93	93	—	48	48	—
Deferral of acquisition costs	(176)	(150)	(26)	(92)	(78)	(14)
Amortization of acquisition costs	155	144	11	82	77	5
General and administrative expenses	866	458	408	444	239	205

Total benefits and expenses	4,159	1,255	2,904	2,065	628	1,437

Adjusted operating income before income taxes	321	233	88	184	135	49

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

9	13	Variable life	6	8	4	4	5
76	45	Universal life	22	21	29	34	42
85	75	Term life	40	41	42	41	44

170	133	Total	68	70	75	79	91

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

44	41	Prudential Agents	21	21	22	20	24
126	92	Third party distribution	47	49	53	59	67

170	133	Total	68	70	75	79	91

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
9,500	8,773	Beginning balance	8,974	9,086	9,364	9,500	9,792
982	776	Premiums and deposits	374	401	454	480	502
(416)	(397)	Surrenders and withdrawals	(217)	(184)	(199)	(196)	(220)

566	379	Net sales	157	217	255	284	282
(122)	(100)	Benefit payments	(49)	(70)	(51)	(57)	(65)

444	279	Net flows	108	147	204	227	217
116	82	Interest credited and other	20	126	(44)	88	28
148	135	Net transfers from separate account	74	93	59	70	78
(187)	(183)	Policy charges	(90)	(88)	(83)	(93)	(94)

10,021	9,086	Ending balance	9,086	9,364	9,500	9,792	10,021

		Separate Account Liabilities:
16,491	17,156	Beginning balance	17,749	17,544	15,506	16,491	17,842
419	435	Premiums and deposits	215	246	215	208	211
(275)	(416)	Surrenders and withdrawals	(255)	(128)	(150)	(145)	(130)

144	19	Net sales (redemptions)	(40)	118	65	63	81
(15)	(24)	Benefit payments	(11)	(5)	(8)	(7)	(8)

129	(5)	Net flows	(51)	113	57	56	73
968	867	Change in market value, interest credited and other	90	(1,890)	1,151	1,530	(562)
(148)	(135)	Net transfers to general account	(74)	(93)	(59)	(70)	(78)
(327)	(339)	Policy charges	(170)	(168)	(164)	(165)	(162)

17,113	17,544	Ending balance	17,544	15,506	16,491	17,842	17,113

		FACE AMOUNT IN FORCE (3):

		Variable life	116,024	113,349	113,039	113,118	111,530
		Universal life	38,896	39,644	41,063	42,751	45,161
		Term life	466,129	471,453	477,235	483,890	491,724

		Total	621,049	624,446	631,337	639,759	648,415

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		Individual Life Insurance:

		Policy Surrender Experience:
325	475	Cash value of surrenders	286	148	155	170	155
2.7%	3.9%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	4.7%	2.5%	2.7%	2.8%	2.5%

		Death benefits per $1,000 of in force (1):
5.16	4.45	Variable and universal life	3.73	5.00	4.18	4.35	5.90
1.75	1.09	Term life	1.06	1.21	0.99	1.42	2.08
3.39	2.70	Total, Individual Life Insurance	2.34	3.03	2.49	2.86	3.89

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
235	414	Group life	22	23	49	211	24
143	138	Group disability (1)	30	29	37	102	41

378	552	Total	52	52	86	313	65

		Future Policy Benefits (2):
		Group life	2,202	2,184	2,418	2,325	2,300
		Group disability (1)	1,621	1,676	1,751	1,896	1,993

		Total	3,823	3,860	4,169	4,221	4,293

		Policyholders’ Account Balances (2):
		Group life	7,075	7,027	7,127	7,188	7,310
		Group disability (1)	179	187	189	178	192

		Total	7,254	7,214	7,316	7,366	7,502

		Separate Account Liabilities (2):
		Group life	20,027	19,148	19,174	19,826	19,506
		Group disability (1)	—	—	—	—	—

		Total	20,027	19,148	19,174	19,826	19,506

		Group Life Insurance:
2,079	2,112	Gross premiums, policy charges and fee income (3)	1,046	1,050	1,040	1,064	1,015
1,979	2,002	Earned premiums, policy charges and fee income	992	1,064	999	990	989
92.0%	91.4%	Benefits ratio	90.4%	89.3%	86.0%	95.4%	88.6%
9.3%	8.0%	Administrative operating expense ratio	7.9%	8.5%	8.8%	8.9%	9.8%
		Persistency ratio	96.6%	96.2%	95.8%	95.4%	95.0%

		Group Disability Insurance (1):
714	605	Gross premiums, policy charges and fee income (3)	304	304	327	352	362
699	595	Earned premiums, policy charges and fee income	296	299	323	350	349
102.3%	95.6%	Benefits ratio	97.0%	95.0%	103.4%	104.6%	100.0%
20.6%	22.1%	Administrative operating expense ratio	22.4%	21.7%	21.4%	21.6%	19.6%
		Persistency ratio	91.6%	89.7%	88.5%	93.9%	91.6%

(1)	Group disability amounts include long-term care and dental products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
2,390	3,019	Beginning balance	3,278	3,300	2,131	2,390	3,252
528	580	Capitalization	235	230	228	254	274
(243)	(214)	Amortization - operating results	(131)	(233)	(89)	(86)	(157)
(72)	(67)	Amortization - realized investment gains and losses	(81)	(1,138)	73	675	(747)
16	(2)	Impact of unrealized (gains) or losses on AFS securities	(1)	(28)	47	19	(3)
—	(16)	Other (1)	—	—	—	—	—

2,619	3,300	Ending balance	3,300	2,131	2,390	3,252	2,619

		INDIVIDUAL LIFE INSURANCE:
3,192	3,214	Beginning balance	3,225	3,187	3,263	3,192	3,242
189	150	Capitalization	78	82	85	89	100
(132)	(144)	Amortization - operating results	(77)	56	(47)	(56)	(76)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(11)	(33)	Impact of unrealized (gains) or losses on AFS securities	(39)	(62)	(109)	17	(28)

3,238	3,187	Ending balance	3,187	3,263	3,192	3,242	3,238

		GROUP INSURANCE:
371	344	Beginning balance	350	359	365	371	380
29	26	Capitalization	14	12	12	17	12
(13)	(11)	Amortization - operating results	(5)	(6)	(6)	(8)	(5)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

387	359	Ending balance	359	365	371	380	387

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,000	1,348	Beginning balance	1,431	1,415	915	1,000	1,306
170	207	Capitalization	86	72	79	82	88
(113)	(116)	Amortization - operating results	(60)	(105)	(41)	(45)	(68)
(33)	(38)	Amortization - realized investment gains and losses	(44)	(455)	29	262	(295)
8	(2)	Impact of unrealized (gains) or losses on AFS securities	2	(12)	18	7	1
—	16	Other (1)	—	—	—	—	—

1,032	1,415	Ending balance	1,415	915	1,000	1,306	1,032

(1)	“Other” activity for the six months ended June 2011 reflects a reclassification between the balances, as of January 1, 2011, of deferred policy acquisition costs and deferred sales inducements for Individual Annuities due to a refinement in methodology for allocating such balances.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2011			2012
2012	2011	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
9,769	7,159	36%	Premiums	3,903	3,838	4,018	4,605	5,164
302	256	18%	Policy charges and fee income	143	150	146	152	150
2,058	1,726	19%	Net investment income	961	1,026	1,025	1,023	1,035
151	228	-34%	Asset management fees, commissions and other income	41	116	101	69	82

12,280	9,369	31%	Total revenues	5,048	5,130	5,290	5,849	6,431

			Benefits and Expenses (1):
8,055	5,876	37%	Insurance and annuity benefits	3,170	3,034	3,175	3,752	4,303
548	410	34%	Interest credited to policyholders’ account balances	249	292	276	278	270
—	1	-100%	Interest expense	1	—	—	1	(1)
(1,012)	(767)	-32%	Deferral of acquisition costs	(446)	(467)	(450)	(470)	(542)
544	405	34%	Amortization of acquisition costs	219	235	240	260	284
2,858	2,316	23%	General and administrative expenses	1,355	1,376	1,454	1,422	1,436

10,993	8,241	33%	Total benefits and expenses	4,548	4,470	4,695	5,243	5,750

1,287	1,128	14%	Adjusted operating income before income taxes	500	660	595	606	681

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2012			Quarter Ended June 30, 2012
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	9,769	3,516	6,253	5,164	1,690	3,474
Policy charges and fee income	302	188	114	150	94	56
Net investment income	2,058	767	1,291	1,035	381	654
Asset management fees, commissions and other income	151	38	113	82	27	55

Total revenues	12,280	4,509	7,771	6,431	2,192	4,239

Benefits and Expenses (1):
Insurance and annuity benefits	8,055	2,892	5,163	4,303	1,402	2,901
Interest credited to policyholders’ account balances	548	129	419	270	61	209
Interest expense	—	—	—	(1)	—	(1)
Deferral of acquisition costs	(1,012)	(438)	(574)	(542)	(226)	(316)
Amortization of acquisition costs	544	250	294	284	124	160
General and administrative expenses	2,858	920	1,938	1,436	457	979

Total benefits and expenses	10,993	3,753	7,240	5,750	1,818	3,932

Adjusted operating income before income taxes	1,287	756	531	681	374	307

	Six Months Ended June 30, 2011			Quarter Ended June 30, 2011
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	7,159	3,167	3,992	3,903	1,512	2,391
Policy charges and fee income	256	181	75	143	91	52
Net investment income	1,726	698	1,028	961	347	614
Asset management fees, commissions and other income	228	(5)	233	41	(6)	47

Total revenues	9,369	4,041	5,328	5,048	1,944	3,104

Benefits and Expenses (1):
Insurance and annuity benefits	5,876	2,618	3,258	3,170	1,229	1,941
Interest credited to policyholders’ account balances	410	118	292	249	56	193
Interest expense	1	—	1	1	—	1
Deferral of acquisition costs	(767)	(369)	(398)	(446)	(177)	(269)
Amortization of acquisition costs	405	225	180	219	112	107
General and administrative expenses	2,316	834	1,482	1,355	409	946

Total benefits and expenses	8,241	3,426	4,815	4,548	1,629	2,919

Adjusted operating income before income taxes	1,128	615	513	500	315	185

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2011			2012
2012	2011		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,924	2,583	Japan, excluding Gibraltar Life	1,208	1,310	1,317	1,531	1,393
6,367	4,067	Gibraltar Life	2,443	2,278	2,440	2,837	3,530
780	765	All other countries	395	400	407	389	391

10,071	7,415	Total	4,046	3,988	4,164	4,757	5,314

		Annualized new business premiums:
621	400	Japan, excluding Gibraltar Life	176	209	207	305	316
1,231	917	Gibraltar Life	544	570	555	469	762
175	165	All other countries	82	82	87	89	86

2,027	1,482	Total	802	861	849	863	1,164

		Annualized new business premiums by distribution channel:
796	565	Life Planners	258	291	294	394	402
509	430	Gibraltar Life Consultants	270	269	280	193	316
454	278	Banks	143	173	152	193	261
268	209	Independent Agency	131	128	123	83	185

2,027	1,482	Total	802	861	849	863	1,164

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
2,796	2,511	Japan, excluding Gibraltar Life	1,171	1,225	1,227	1,460	1,336
6,011	3,948	Gibraltar Life	2,363	2,135	2,268	2,633	3,378
769	715	All other countries	364	371	404	378	391

9,576	7,174	Total	3,898	3,731	3,899	4,471	5,105

		Annualized new business premiums:
601	389	Japan, excluding Gibraltar Life	171	198	194	294	307
1,174	887	Gibraltar Life	524	537	519	439	735
171	155	All other countries	76	75	86	86	85

1,946	1,431	Total	771	810	799	819	1,127

		Annualized new business premiums by distribution channel:
772	544	Life Planners	247	273	280	380	392
486	413	Gibraltar Life Consultants	258	253	262	181	305
433	271	Banks	139	165	144	182	251
255	203	Independent Agency	127	119	113	76	179

1,946	1,431	Total	771	810	799	819	1,127

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 85 per U.S. dollar; Korean won 1180 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2011			2012
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	324	326	328	332	335
Gibraltar Life	375	378	380	378	379
All other countries	102	103	105	105	106

Total	801	807	813	815	820

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,616	2,647	2,678	2,725	2,773
Gibraltar Life	7,430	7,459	7,477	7,453	7,417
All other countries	1,536	1,555	1,575	1,606	1,624

Total	11,582	11,661	11,730	11,784	11,814

International life insurance policy persistency (3):

Excluding Gibraltar Life:
13 months	92.2%	92.7%	92.8%	93.0%	93.0%
25 months	84.7%	85.1%	85.4%	85.2%	85.4%

Gibraltar Life:
13 months	92.7%	93.0%	93.1%	93.0%	90.6%
25 months	85.5%	85.8%	85.8%	85.8%	81.6%

Number of Life Planners at end of period:
Japan	3,106	3,144	3,137	3,165	3,116
All other countries	3,462	3,555	3,655	3,654	3,690

Total life planners	6,568	6,699	6,792	6,819	6,806

Gibraltar Life Consultants	13,353	12,936	12,791	12,219	12,031

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 85 per U.S. dollar; Korean won 1180 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Excludes Star/Edison business for 1Q 2012 and prior periods.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2012				December 31, 2011
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	218,414	29,635	188,779	65.5%	209,297	30,211	179,086	64.3%
Public, held-to-maturity, at amortized cost	3,488	—	3,488	1.2%	3,743	—	3,743	1.3%
Private, available-for-sale, at fair value	45,206	17,298	27,908	9.7%	43,243	16,305	26,938	9.7%
Private, held-to-maturity, at amortized cost	1,283	—	1,283	0.5%	1,364	—	1,364	0.5%
Trading account assets supporting insurance liabilities, at fair value	19,729	—	19,729	6.8%	19,481	—	19,481	7.0%
Other trading account assets, at fair value	2,023	287	1,736	0.6%	2,421	317	2,104	0.8%
Equity securities, available-for-sale, at fair value	7,690	3,052	4,638	1.6%	7,523	3,122	4,401	1.6%
Commercial mortgage and other loans, at book value	35,510	9,800	25,710	8.9%	34,113	9,040	25,073	9.0%
Policy loans, at outstanding balance	11,456	5,165	6,291	2.2%	11,559	5,296	6,263	2.2%
Other long-term investments (1)	6,367	2,038	4,329	1.4%	6,471	1,990	4,481	1.6%
Short-term investments	5,141	716	4,425	1.6%	6,137	528	5,609	2.0%

Subtotal (2)	356,307	67,991	288,316	100.0%	345,352	66,809	278,543	100.0%

Invested assets of other entities and operations (3)	10,258	—	10,258		10,895	—	10,895

Total investments	366,565	67,991	298,574		356,247	66,809	289,438

Fixed Maturities by Credit Quality (2):

	June 30, 2012					December 31, 2011
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4)
1	157,749	13,920	1,274	170,395	88.5%	151,700	11,143	1,756	161,087	88.0%
2	16,670	1,447	572	17,545	9.1%	17,017	1,298	797	17,518	9.6%

Subtotal - High or Highest Quality Securities	174,419	15,367	1,846	187,940	97.6%	168,717	12,441	2,553	178,605	97.6%

3	3,343	69	371	3,041	1.6%	3,446	66	574	2,938	1.6%
4	1,264	55	209	1,110	0.6%	1,328	34	296	1,066	0.6%
5	400	9	138	271	0.1%	443	6	174	275	0.1%
6	121	10	30	101	0.1%	219	15	105	129	0.1%

Subtotal - Other Securities	5,128	143	748	4,523	2.4%	5,436	121	1,149	4,408	2.4%

Total	179,547	15,510	2,594	192,463	100.0%	174,153	12,562	3,702	183,013	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	7,003	755	69	7,689	26.3%	7,018	730	84	7,664	27.0%
2	16,654	1,362	317	17,699	60.5%	15,847	1,273	362	16,758	59.1%

Subtotal - High or Highest Quality Securities	23,657	2,117	386	25,388	86.8%	22,865	2,003	446	24,422	86.1%

3	2,514	137	44	2,607	8.9%	2,532	134	43	2,623	9.2%
4	643	21	8	656	2.2%	715	14	20	709	2.5%
5	434	15	20	429	1.5%	490	5	42	453	1.6%
6	169	25	9	185	0.6%	130	31	3	158	0.6%

Subtotal - Other Securities	3,760	198	81	3,877	13.2%	3,867	184	108	3,943	13.9%

Total	27,417	2,315	467	29,265	100.0%	26,732	2,187	554	28,365	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our trading and banking, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(3)	Includes invested assets of trading and banking and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of June 30, 2012 and December 31, 2011, respectively, 129 securities with amortized cost of $1,272 million (fair value $1,307 million) and 110 securities with amortized cost of $817 million (fair value, $852 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2012		December 31, 2011
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	119,326	81.6%	111,857	80.3%
Public, held-to-maturity, at amortized cost	3,488	2.4%	3,743	2.7%
Private, available-for-sale, at fair value	5,500	3.8%	5,020	3.6%
Private, held-to-maturity, at amortized cost	1,283	0.9%	1,364	1.0%
Trading account assets supporting insurance liabilities, at fair value	1,795	1.2%	1,732	1.2%
Other trading account assets, at fair value	1,402	0.9%	1,496	1.1%
Equity securities, available-for-sale, at fair value	1,945	1.3%	1,932	1.4%
Commercial mortgage and other loans, at book value	5,688	3.9%	5,672	4.1%
Policy loans, at outstanding balance	2,806	1.9%	2,873	2.0%
Other long-term investments (2)	2,650	1.8%	2,892	2.1%
Short-term investments	416	0.3%	702	0.5%

Total	146,299	100.0%	139,283	100.0%

	June 30, 2012		December 31, 2011
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	69,453	48.9%	67,229	48.3%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	22,408	15.8%	21,918	15.7%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	17,934	12.6%	17,749	12.8%
Other trading account assets, at fair value	334	0.2%	608	0.4%
Equity securities, available-for-sale, at fair value	2,693	1.9%	2,469	1.8%
Commercial mortgage and other loans, at book value	20,022	14.1%	19,401	13.9%
Policy loans, at outstanding balance	3,485	2.5%	3,390	2.4%
Other long-term investments (2)	1,679	1.2%	1,589	1.2%
Short-term investments	4,009	2.8%	4,907	3.5%

Total	142,017	100.0%	139,260	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	3.76%	1,872	(118)	3.87%	1,791	(34)
Equity securities	6.07%	62	(14)	5.95%	82	(19)
Commercial mortgage and other loans	5.17%	271	—	5.33%	252	11
Policy loans	4.61%	71	—	4.61%	69	—
Short-term investments and cash equivalents	0.24%	8	—	0.48%	14	—
Other investments	4.30%	66	1,737	4.56%	69	213

Gross investment income before investment expenses	3.78%	2,350	1,605	3.90%	2,277	171
Investment expenses	-0.12%	(64)	—	-0.13%	(60)	—

Subtotal	3.66%	2,286	1,605	3.77%	2,217	171

Investment results of other entities and operations (2)		277	4		308	82
Less, investment income related to adjusted operating income reconciling items		(1)			—

Total		2,562	1,609		2,525	253

	Six Months Ended June 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)(4)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	3.75%	3,713	(132)	3.96%	3,389	(30)
Equity securities	5.82%	118	(69)	5.61%	136	(16)
Commercial mortgage and other loans	5.22%	541	3	5.46%	501	21
Policy loans	4.60%	142	—	4.67%	133	—
Short-term investments and cash equivalents	0.24%	16	—	0.42%	25	—
Other investments	3.54%	112	424	5.00%	134	111

Gross investment income before investment expenses	3.75%	4,642	226	3.97%	4,318	86
Investment expenses	-0.12%	(125)	—	-0.13%	(113)	—

Subtotal	3.63%	4,517	226	3.84%	4,205	86

Investment results of other entities and operations (2)		575	9		628	87
Less, investment income related to adjusted operating income reconciling items		2			(4)

Total		5,094	235		4,829	173

(1)	Excludes assets of our trading, banking, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes investment income of trading, banking, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(4)	Yields for the six months ended June 30, 2011 are weighted for four months of income and assets related to the Star and Edison businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.73%	818	(101)	2.75%	732	(73)
Equity securities	2.46%	12	(18)	3.62%	31	(46)
Commercial mortgage and other loans	4.08%	57	2	4.04%	52	5
Policy loans	3.53%	25	—	3.35%	23	—
Short-term investments and cash equivalents	0.16%	2	—	0.87%	9	—
Other investments (3)	4.44%	43	277	3.61%	35	—

Gross investment income before investment expenses	2.78%	957	160	2.80%	882	(114)
Investment expenses	-0.13%	(44)	—	-0.13%	(42)	—

Total	2.65%	913	160	2.67%	840	(114)

	Six Months Ended June 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)(2)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.71%	1,612	(113)	2.73%	1,273	(122)
Equity securities	2.79%	28	(79)	3.13%	44	(46)
Commercial mortgage and other loans	4.03%	112	6	4.17%	100	10
Policy loans	3.44%	48	—	3.38%	42	—
Short-term investments and cash equivalents	0.17%	3	—	0.77%	13	—
Other investments (3)	3.60%	74	73	5.01%	81	(134)

Gross investment income before investment expenses	2.74%	1,877	(113)	2.82%	1,553	(292)
Investment expenses	-0.12%	(84)	—	-0.12%	(68)	—

Total	2.62%	1,793	(113)	2.70%	1,485	(292)

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Yields for the six months ended June 30, 2011 are weighted for four months of income and assets related to the Star and Edison businesses.
(3)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.31%	1,054	(17)	5.38%	1,059	39
Equity securities	9.27%	50	4	9.81%	51	27
Commercial mortgage and other loans	5.57%	214	(2)	5.81%	200	6
Policy loans	5.47%	46	—	5.65%	46	—
Short-term investments and cash equivalents	0.27%	6	—	0.27%	5	—
Other investments	4.06%	23	1,460	6.31%	34	213

Gross investment income before investment expenses	5.02%	1,393	1,445	5.17%	1,395	285
Investment expenses	-0.12%	(20)	—	-0.12%	(18)	—

Total	4.90%	1,373	1,445	5.05%	1,377	285

	Six Months Ended June 30
	2012			2011
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.32%	2,101	(19)	5.42%	2,116	92
Equity securities	8.67%	90	10	9.08%	92	30
Commercial mortgage and other loans	5.65%	429	(3)	5.92%	401	11
Policy loans	5.55%	94	—	5.66%	91	—
Short-term investments and cash equivalents	0.27%	13	—	0.27%	12	—
Other investments	3.43%	38	351	5.00%	53	245

Gross investment income before investment expenses	5.00%	2,765	339	5.13%	2,765	378
Investment expenses	-0.12%	(41)	—	-0.13%	(45)	—

Total	4.88%	2,724	339	5.00%	2,720	378

(1)	Excludes assets of our trading, banking, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products and dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Consultants:

Insurance representatives for Gibraltar Life, previously identified as Life Advisors.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax , for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 7.1% for the six months ended June 30, 2012, 8.9% for the six months ended June 30, 2011, 25.2% for the three months ended June 30, 2012, 11.9% for the three months ended March 31, 2012, 6.1% for the three months ended December 31, 2011, 19.8% for the three months ended September 30, 2011, and 10.4% for the three months ended June 30, 2011.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2012

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of August 1, 2012

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR

CREDIT RATINGS:
as of August 1, 2012

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:
Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.